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                                                              Exhibit 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Greenspring Fund, Incorporated, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Greenspring Fund, Incorporated for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Greenspring Fund, Incorporated for the stated period.


/s/ Charles vK. Carlson                           /s/ Michael J. Fusting
-----------------------                           ----------------------
Charles vK. Carlson                               Michael J. Fusting
Chief Executive Officer                           Chief Financial Officer
Greenspring Fund, Incorporated                    Greenspring Fund, Incorporated

Dated: September 7, 2005
       ---------------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Greenspring Fund, Incorporated for purposes of the Securities Exchange Act of 1934.